Stephens 2013 Fall Investment Conference November 12, 2013 Sidney Hinton, Chief Executive Officer Exhibit 99.2

2   |   © 2013 PowerSecure. All rights reserved.
Forward Looking Statements
Safe Harbor
All forward-looking statements made in this presentation are made under the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995. Forward-looking statements, which are all statements other than statements of historical facts and include beliefs, opinions, estimates, and projections about future business
developments and opportunities and financial guidance, are not guarantees of future performance or events but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including risks and uncertainties set forth in the Company's SEC filings, including but not limited to the Company’s most recent Form 10-K and subsequent filings on Form 8-K and 10-Q. Any forward-looking statements in this presentation speak only as of the date hereof, and the Company assumes no duty or obligation to update or revise any forward-looking statements.

3   |   © 2013 PowerSecure. All rights reserved.
NYSE:
POWR
PowerSecure: Who We Are Today
Backlog:
$240M
(37% YoY Growth)
>750
Employees
Growing
Earnings Per Share &
Operating Margins
Strong
Balance Sheet
TTM Revenues:
$243M
(57% YoY Growth)
Headquarters:
Wake Forest, NC

PowerSecure: Utility Focused Energy Efficiency Products/Services Utility Infrastructure Solutions IDG Power Systems 4 | © 2013 PowerSecure. All rights reserved. Utilities And Their Large Customers

Revenue Scaling Quickly to
$300M Target
0
50
100
150
200
250
300
350
2000 Start-
up
2005 2010 2011 2012 2013 2014 2015
Goals
Utility Infrastructure Energy Efficiency Distributed Generation
"Foundation"
2005-2010
26%+ Growth, 3.2X
"Scale and Profitable Growth "
2010-2015 Goal
26%+ Growth, 3.1X
$96
$162
$300
($ millions)
"Start-up"
2000-2005
1000%+ Growth
Compound Growth
2010-2015
Utility Infrastructure +39%
Energy Efficiency +20%
Distributed Generation +20%
Total +26%
$130
61
25
76
47
23
60
24
21
51
30
5   |   © 2013 PowerSecure. All rights reserved.

6   |   © 2013 PowerSecure. All rights reserved.
3Q13 Results
(in millions)
Numbers may non add due to rounding
Y-O-Y Variance
See non-GAAP discussion and reconciliation
3Q13 3Q12%
Revenue
Distributed Generation
40.6 25.1 62%
Utility Infrastructure
24.2 14.0 72%
Energy Efficiency
16.7 5.1 225%
Total Revenue
81.5 44.2 84%
Gross Profit
21.5 13.9 55%
Gross Profit % Revenue
26.3% 31.4% -5.1 pp
Operating Income
5.9 0.5 1112%
Operating Profit % Revenue
7.3% 1.1%
+6.2 pp
GAAP E.P.S.
$0.17 $0.03 + $0.14
Non-GAAP E.P.S.
$0.17 $0.08
+ $0.09

7   |   © 2013 PowerSecure. All rights reserved.
• Operating margins increasing
• Increasing scale across all business lines
• 2012 cost reduction program enhances OpEx leverage
• Major investment to build UI business from scratch in ‘07
now completed
• Decreasing OpEx as % of revenue
• 2013 Adjusted EBITDA target: >$20M
Meaningful Bottom Line Leverage
See non-GAAP discussion and reconciliation

Millions of Dollars

Earnings per Share

Power Secure

POWR
LISTED
NYSE

8   |   © 2013 PowerSecure. All rights reserved.
2011 Progression
Revenue
E.P.S. -- Non-GAAP
Continuing Ops
E.P.S. -- GAAP
$0.25      $0.90       $0.05        $0.06
See non-GAAP discussion and reconciliation
$24
$30
$37
$40
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
1Q11 2Q11 3Q11 4Q11
(0.09)
(0.03)
0.05 0.05
($0.10)
($0.05)
$0.00
$0.05
$0.10
$0.15
1Q11
2Q11
3Q11 4Q11

Millions of Dollars

Earnings per Share
1Q12

Power Secure

POWR
LISTED
NYSE

See non-GAAP discussion and reconciliation
9   |   © 2013 PowerSecure. All rights reserved.
2012 Progression
E.P.S. -- Non-GAAP
Continuing Ops
E.P.S. -- GAAP
($0.03)       $0.09       $0.03        $0.08
1Q12 2Q12 3Q12 4Q12
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
$33
$38
$44
$47
($0.10)
($0.05)
$0.00
$0.05
$0.10
$0.15
(0.03)
2Q12 3Q12 4Q12
0.04
0.08
0.13
See non-GAAP discussion and reconciliation
9   |   © 2013 PowerSecure. All rights reserved.
Revenue

Millions of Dollars

Earnings per Share

Power Secure

POWR LISTED NYSE

Revenue
2013 Progression
E.P.S. -- Non-GAAP
Continuing Ops
E.P.S. -- GAAP
$0.04       $0.11        $0.17
See non-GAAP discussion and reconciliation
$45
$70
$82
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
1Q13 2Q13 3Q13
$0.04
$0.12
0.17
$0.00
$0.05
$0.10
$0.15
$0.20
1Q13 2Q13 3Q13
10   |   © 2013 PowerSecure. All rights reserved.

• At end of Q3 2013:
- $54.1 M in Cash
- Locked in interest rate on $25 M term loan at 3.73%
- Untapped $20 M revolver
• Anticipate 2013 Adjusted EBITDA >$20 M
• Potential uses of capital:
- Additional investment in company-owned DG projects
- Potential acquisitions
- Working capital
- Equipment to support growth in UI
Robust Balance Sheet
11   |   © 2013 PowerSecure. All rights reserved.

• Provides cybersecurity and NERC-CIP
compliance consulting services to
utility industry
• Opportunity for PowerSecure to expand
UI service offerings to world-class Encari
customer base
• PowerSecure can bring Encari’s
expertise to existing UI customers
• Accretive to UI gross margin
Recent Acquisitions Add Value
12   |   © 2013 PowerSecure. All rights reserved.
Purchased
Encari for $4.8M
October  2013

Recent Acquisitions Add Value
• Successful 20-yr old business serving
major ESCOs with lighting, mechanical,
water and building envelope solutions
to deliver energy efficiency savings
• Significantly expands our Energy
Efficiency offerings
• Opens new customer channels for
LED lighting and peak shaving
• Purchase included $27M in awarded
projects
• Accretive in 2013
Purchased
ESCO services
business
for $5.5M
February 2013
13   |   © 2013 PowerSecure. All rights reserved.

Recent Acquisitions Add Value
• Solais has significant sourcing and
manufacturing expertise
• Adds substantial efficiencies to
manufacturing of PowerSecure’s
existing LED solutions
• Outstanding proprietary portfolio of LED
lamps and fixtures for commercial and
Industrial applications
• Superior light output, thermal
management, optics, light quality and
aesthetics
• Anticipating $4M-$6M charge in Q4
2013/Q1 2014 to accelerate
manufacturing synergies
Purchased
Solais lighting
business
for $15 M
April 2013
14   |   © 2013 PowerSecure. All rights reserved.

Our 2015 Goals: $300M in Tot Revenues Distributed Generation Utility Infrastructure Energy Efficiency Driving Mid-Double Digit Operating Margins 15 | © 2013 PowerSecure. All rights reserved.

PowerSecure Smart Grid Monitoring Center

Power Secure

POWR LISTED NYSE

PowerSecure Distributed Generation:
Differentiated Solution=Superior Reliability & ROI
Electric
Utility
Customer
Facility
• 24/7 monitoring: standby and peak shaving
• Proprietary internet-based monitoring, dispatch and control
• “No Pain” demand response
• Our reliability > nuclear backup systems
• Utility tariff and interconnect experts
Interactive
Distributed
Generation
®
System
16   |   © 2013 PowerSecure. All rights reserved.

17   |   © 2013 PowerSecure. All rights reserved.
• T&D maintenance and construction
• Substation products and services
• Advanced metering and lighting
installation
• Storm repair and restoration
• Utility engineering and design
• Regulatory consulting and rate design
• PowerSecure MicroGrids and
SmartStations
Utility Infrastructure:
Direct Service to our Utility Customers

18   |   © 2013 PowerSecure. All rights reserved.
• Our Utility Infrastructure Investment and Progression
- 2005 – Launched utility engineering business
- 2007 – Launched utility services business
- 2009 – 3 major IOU’s add PowerSecure utility services crews
- 2010 – 1st major award: $30 million, 3-year
award serving major IOU
- 2011 – Served 9 IOUs (13 operating divisions)
- Q3 2013 UI revenues + 72% y-o-y to $24.2 million
- TTM UI revenues + 73% y-o-y to $94.8 million
• Industry transmission and distribution investment
is estimated to be $890 billion from 2010-2030
1
(average of over $40 billion/year)
- Capitalize on our “people advantage”
- Shale gas/oil exploration are an additional growth driver
Utility Infrastructure:
Business Progression and Growth
1. The Brattle Group, November 2008 – “Transforming America’s Power Industry – The Investment Challenge 2010-2030”

19   |   © 2013 PowerSecure. All rights reserved.
• Department store/high-end retail lighting
- Solais product line adds new customers
• Utility lighting
- Utilities and municipalities
- Energy and maintenance savings drive payback
- Opportunity: millions of lights across U.S.
• Grocery, drug, and convenience stores
- Best-in-class lights for freezer/refrigerated cases
• Commercial & industrial lighting
- New targeted/niche product recently launched
Energy Efficiency: LED Solutions

20   |   © 2013 PowerSecure. All rights reserved.
Revenue Scaling Quickly to
$300M Target
0
50
100
150
200
250
300
350
2000 Start-
up
2005 2010 2011 2012 2013 2014 2015
Goals
Utility Infrastructure Energy Efficiency Distributed Generation
24
61
21
23
25
30
51
60
76
$96
$162
$300
$130
Compound Growth
2010-2015
Utility Infrastructure +39%
Energy Efficiency +20%
Distributed Generation +20%
Total +26%
"Foundation"
2005-2010
26%+ Growth, 3.2X
"Scale and Profitable Growth"
2010-2015 Goal
26%+ Growth, 3.1X
($ millions)
"Start-up"
2000-2005
1000%+ Growth
47

Thank you

22   |   © 2013 PowerSecure. All rights reserved.
Non-GAAP Financial Measures
Our references to our third quarter 2012 “Non-GAAP Pro forma” financial measures of net income from continuing operations, net income, net income attributable to PowerSecure International, Inc., diluted
EPS from continuing operations, diluted EPS from discontinued operations and diluted EPS discussed and shown in this report constitute non-GAAP financial measures. They refer to our GAAP results, adjusted to show the results without the restructuring and cost reduction charge of $1.5 million recorded in the third quarter of 2012.
We believe providing non-GAAP measures which show our pro forma results with these items adjusted is valuable and useful as it allows our management and our board of directors to measure, monitor and evaluate our operating performance with the same consistent financial context. These non-GAAP pro forma measures also correspond with the way we expect Wall Street analysts to compare our results.
Our non-GAAP pro forma measures should be considered only as supplements to, and not as substitutes for or in isolation from, our other measures of financial information prepared in accordance with GAAP, such as GAAP revenue, operating income, net income from continuing operations, net income, net income attributable to PowerSecure International, Inc., diluted EPS from continuing operations, diluted EPS from discontinued operations, and diluted EPS.

23   |   © 2013 PowerSecure. All rights reserved.
Non-GAAP Financial Measures
References to our third quarter and year-to-date 2012 and 2013 Adjusted EBITDA, which we define as our earnings before interest, taxes, depreciation and amortization, as discussed and shown in this release, constitutes a non-GAAP “pro forma” financial measure.
We believe that Adjusted EBITDA, as a non-GAAP pro forma financial measure, provides meaningful information to investors in terms of enhancing their understanding of our operating performance and results, as it allows investors to more easily compare our financial performance on a consistent basis compared to the prior year periods.  This non-GAAP financial measure also corresponds with the way we expect investment analysts to evaluate and compare our results.  Any non-GAAP pro forma financial measures should be considered only as supplements to, and not as substitutes for or in isolation from, or superior to, our other measures of financial information prepared in accordance with GAAP, such as net income attributable to PowerSecure International, Inc.
We define and calculate Adjusted EBITDA as net income attributable to PowerSecure International, Inc., minus: 1) the gain on the sale of our unconsolidated affiliate, 2) discontinued operations and 3) interest income and other income, plus: 4) restructuring charges, 5) acquisition expenses, 6) income tax expense (or minus an income tax benefit), 7) interest expense, 8) depreciation and amortization and 9)
stock compensation expense.  We disclose Adjusted EBITDA because we believe it is a useful metric by which to compare the performance of our business from period to period.  We understand that measures similar to Adjusted EBITDA are broadly used by analysts, rating agencies, investors and financial institutions in assessing our performance.  Accordingly, we believe that the presentation of Adjusted
EBITDA provides useful information to investors.  The table below provides a reconciliation of Adjusted
EBITDA to net income attributable to PowerSecure International, Inc., the most directly comparable
GAAP financial measure.

24   |   © 2013 PowerSecure. All rights reserved.
PowerSecure International, Inc.
Non-GAAP Pro forma Measures
($000's except per share data, some rounding throughout)
Three Months Ended September 30, 2012
As Reported
3Q12
Restructuring
Charges
Pro forma
3Q12
Operating expenses
     General and administrative 9,012 9,012
     Selling, marketing, and service 1,615 1,615
     Depreciation and amortization 1,211 1,211
     Restructuring and cost reduction charges 1,548 (1,548) 0
Total operating expenses 13,386 (1,548) 11,838
Total operating expenses % revenue 30.3% 26.8%
Operating income 490 1,548 2,038
Operating income % revenue 1.1% 4.6%
Income (loss) before income taxes 398 1,548 1,946
Income tax expense (benefit) 119 463 582
Net income (loss) from continuing operations 279 1,085 1,364
EARNINGS PER SHARE AMOUNTS ("E.P.S") ATTRIBUTABLE TO
POWERSECURE INTERNATIONAL, INC. SHAREHOLDERS:
     Continuing Operations
     Diluted 0.03 0.06 0.08
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
     Diluted 18,793 18,793 18,793

25   |   © 2013 PowerSecure. All rights reserved.
PowerSecure International, Inc.
Non-GAAP Pro forma Measures
Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation and Amortization, and Charges)
Calculations and Reconciliation
($000's except per share data, some rounding throughout)
Sept 30, Sept 30, Sept 30, Sept 30,
2013 2012 2013 2012
Adjusted EBITDA Calculation/Reconciliation
Net income (loss) attributable to
PowerSecure International, Inc. 3,473 482 6,305 1,522
Items to Subtract from Net Income
Gain on sale of unconsolidated affiliate 0 0 0 (1,439)
Discontinued operations - income 0 (11) 0 (78)
Interest income and other income (21) (22) (61) (67)
Items to Add to Net Income
Restructuring Charges 0 1,548 0 1,548
Acquisition Expenses 30 0 560 128
Income tax expense (benefit) 2,227 119 3,906 347
Interest expense 262 114 497 338
Depreciation and Amortization 1,925 1,211 5,190 3,432
Stock compensation expense 149 179 438 755
Adjusted EBITDA 8,045 3,620 16,835 6,486
Three Months Ended Nine Months Ended

26   |   © 2013 PowerSecure. All rights reserved.
Non-GAAP Financial Measures
Our references to our second quarter 2012 and 2013 “Non-GAAP Pro forma” financial measures of net income from continuing operations, net income, net income attributable to PowerSecure International,
Inc., diluted E.P.S. from continuing operations, diluted E.P.S. from discontinued operations and diluted
E.P.S. discussed and shown in this report constitute non-GAAP financial measures. They refer to our
GAAP results, adjusted to show the results 1) without the 2Q 2012 gain on the sale of our WaterSecure investment (identified in our financial statements as our unconsolidated affiliate), 2) without the Q2 2012 results of our discontinued PowerPackages business, 3) without the Q2 2012 acquisition expenses related to PowerSecure Solar and 4) without the Q2 2013 acquisition expenses primarily related to
Solais (and to a lesser extent our ESCO, PowerLine, IES, and PowerSecure Solar transactions).
We believe providing non-GAAP measures which show our pro forma results with these items adjusted is valuable and useful as it allows our management and our board of directors to measure, monitor and evaluate our operating performance with the same consistent financial context. These non-GAAP pro forma measures also correspond with the way we expect Wall Street analysts to compare our results.
Our non-GAAP pro forma measures should be considered only as supplements to, and not as substitutes for or in isolation from, our other measures of financial information prepared in accordance with GAAP, such as GAAP revenue, operating income, net income from continuing operations, net income, net income attributable to PowerSecure International, Inc., diluted E.P.S. from continuing operations, diluted E.P.S. from discontinued operations, and diluted E.P.S.

27   |   © 2013 PowerSecure. All rights reserved.
PowerSecure International, Inc.
Non-GAAP Pro forma Measures
($000's except per share data, some rounding throughout)
Three Months Ended June 30, 2013 Three Months Ended June 30, 2012
As Reported
2Q13
Acquisition
Expenses for
Solais, ESCO,
PowerLine, IES,
and PowerSecure
Solar Transactions
Pro forma
2Q13
As Reported
2Q12
WaterSecure,
PowerPackages,
and Acquisition
Expenses for
PowerSecure
Solar
Pro forma
2Q12
Revenue 70,187 37,867
Cost of sales 50,304 25,663
Gross Profit 19,883 12,204
Operating expenses
General and administrative 12,511 9,093
Selling, marketing, and service 2,105 1,366
Depreciation and amortization 1,809 1,136
Restructuring and cost reduction charges 0 0
Total operating expenses 16,425 11,595
Operating income (loss) 3,458 452 3,910 609 74 683
Other income (expense)
Gain on sale of unconsolidated affiliate 0 1,439
Interest income and other income 19 23
Interest expense (130) (116)
Income (loss) before income taxes 3,347 452 3,799 1,955 (1,365) 590
Income tax expense (benefit) 1,305 176 1,481 621 (433) 188
Net income (loss) from continuing operations 2,042 276 2,318 1,334 (932) 402
Discontinued operations - income (loss) from
operations (net of tax) 0 32
Discontinued operations - gain on sale (net of
tax) 0 0
Net income (loss) 2,042 1,366
Net loss attributable to noncontrolling
interest 57 277
Net income (loss) attributable to
PowerSecure International, Inc. 2,099 1,643
Summary of Amounts Attributable to PowerSecure International, Inc. shareholders
Income (loss) from continuing operations (net
of tax) 2,099 276 2,375 1,611 (932) 679
Income (loss) from discontinued operations
(net of tax) 0 0 0 32 (32) 0
Net income (loss) attributable to
PowerSecure International, Inc. 2,099 276 2,375 1,643 (964) 679
EARNINGS PER SHARE AMOUNTS ("E.P.S") ATTRIBUTABLE TO
POWERSECURE INTERNATIONAL, INC. SHAREHOLDERS:
Continuing Operations
Basic 0.11 0.09
Diluted 0.11 0.09
Discontinued Operations
Basic 0.00 0.00
Diluted 0.00 0.00
Net Income
Basic 0.11 0.01 0.12 0.09 (0.05) 0.04
Diluted 0.11 0.01 0.12 0.09 (0.05) 0.04
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic 19,024
Diluted 19,357

28   |   © 2013 PowerSecure. All rights reserved.
Non-GAAP Financial Measures
Our references to our quarterly and full year 2012, and quarterly and full year 2011 “Non-GAAP Pro forma” financial measures of operating expenses, operating expenses as a percentage of revenue, operating income, operating income as a percentage of revenue, net income from continuing operations, net income, net income attributable to PowerSecure International, Inc., diluted E.P.S. from continuing operations, and diluted E.P.S. discussed and shown in this report constitute non-GAAP financial measures.  For our quarterly and  full year 2012 results, they refer to our GAAP results, adjusted to show them 1) excluding charges related to our restructuring and cost reduction initiative, 2) gains related to the 2011 sale of our WaterSecure operations, and 3) results of our discontinued PowerPackages business exited in 2011.  For our fourth quarterly and full year 2011 results, they refer to our GAAP results, adjusted to show them 1) excluding gains and income related to our WaterSecure operations, 2)
the results of our discontinued PowerPackages business, and 3) gains and income related to our discontinued Southern Flow business sold in 2011.
We believe providing non-GAAP measures which show our pro forma results with these items adjusted is valuable and useful as it allows our management and our board of directors to measure, monitor and evaluate our operating performance in 2011, 2012, and in future periods  with the same consistent financial context as the business was managed  in those periods.  Additionally, because these items were non-recurring, our non-GAAP pro forma measures are more comparable to our prior period and future period results.

29   |   © 2013 PowerSecure. All rights reserved.
Non-GAAP Financial Measures
We believe providing non-GAAP measures which show our pro forma results with these items adjusted is valuable and useful as it allows our management and our board of directors to measure, monitor and evaluate our operating performance in 2011, 2012, and in future periods  with the same consistent financial context as the business was managed  in those periods.  Additionally, because these items were non-recurring, our non-GAAP pro forma measures are more comparable to our prior period and future period results.
We believe these Non-GAAP Pro forma measures also provide meaningful information to investors in terms of enhancing their understanding of our fourth quarter and full year 2012, and fourth quarter and full year 2011 operating performance and results, as they allow investors to more easily compare our financial performance on a consistent basis compared to the prior year periods.  These Non-GAAP Pro forma measures also correspond with the way we expect investment analysts to evaluate and compare our results.  Our Non-GAAP Pro forma measures should be considered only as supplements to, and not as substitutes for or in isolation from, or superior to, our other measures of financial information prepared in accordance with GAAP, such as GAAP revenue, operating expenses, operating expenses as a percentage of revenue, operating income, operating income as a percentage of revenue, net income from continuing operations, net income, net income attributable to PowerSecure International, Inc., diluted E.P.S. from continuing operations, diluted E.P.S. from discontinued operations, and diluted E.P.S.
The following table provides a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures.

PowerSecure International, Inc.
Consolidated Statements of Operations (unaudited)
Supplemental Financial Information Issued for 2012 Quarterly and Full Year Periods with Restructuring and cost reduction charges
Non-GAAP Pro-forma Measures Excluding Restructuring and cost reduction charges, WaterSecure, and PowerPackages Result:
($000's except per share data, some rounding throughout)

	Three Months Ended														
	GAAP March 31, 2012	WaterSecure, PowerPackages, Restructuring Charges	Non-GAAP March 31, 2012	GAAP June 30, 2012	WaterSecure, PowerPackages, Restructuring Charges	Non-GAAP June 30, 2012	GAAP Sept 30, 2012	WaterSecure, PowerPackages, Restructuring Charges	Non-GAAP Sept 30, 2012	GAAP Dec 31, 2012	WaterSecure, PowerPackages, Restructuring Charges	Non-GAAP Dec 31, 2012	GAAP Year Ended Dec 31, 2012	WaterSecure, PowerPackages, Restructuring Charges	Non-GAAP Year Ended Dec 31, 2012
Revenue	33,185			37,867			44,236			46,751			162,039		
Cost of sales	23,630			25,663			30,360			31,300			110,953		
Gross Profit	9,555			12,204			13,876			15,451			51,086		
Operating expenses															
General and administrative	8,645			9,093			9,012			9,451			36,201		
Selling, marketing, and service	1,058			1,366			1,615			1,521			5,560		
Depreciation and amortization	1,085			1,136			1,211			1,348			4,780		
Restructuring and cost reduction charge:	0			0			1,548			1,127			2,675		
Total operating expenses	10,788			11,595			13,386			13,447			49,216		
Operating income (loss)	(1,233)	0	(1,233)	609	0	609	490	1,548	2,038	2,004	1,127	3,131	1,870	2,675	4,545
Other income (expense)															
Gain on sale of unconsolidated affiliate	0			1,439			0			0			1,439		
Equity income	0			0			0			0			0		
Management fees	0			0			0			0			0		
Interest income and other income	22			23			22			21			88		
Interest expense	(108)			(116)			(114)			(111)			(449)		
Income (loss) before income taxes	(1,319)	0	(1,319)	1,955	(1,439)	516	398	1,548	1,946	1,914	1,127	3,041	2,948	1,236	4,184
Income tax expense (benefit)	(393)	0	(393)	621	(457)	164	119	463	582	503	296	799	850	302	1,152
Net income (loss) from continuing operations	(926)	0	(926)	1,334	(982)	352	279	1,085	1,364	1,411	831	2,242	2,098	934	3,032
Discontinued operations - income from	35			32			11			0			78		
Discontinued operations - gain on sale (net of tax)	0			0			0			0			0		
Net income (loss)	(891)			1,366			290			1,411			2,176		
Net loss (income) attributable to noncontrolling interest	288			277			192			145			902		
Net income (loss) attributable to PowerSecure International, Inc.	(603)			1,643			482			1,556			3,078		
Summary of Amounts Attributable to PowerSecure Internatio															
Income from continuing operations (net of tax)	(638)			1,611			471			1,556			3,000		
Income from discontinued operations (net of tax)	35			32			11			0			78		
Net income (loss) attributable to PowerSecure	(603)	(35)	(638)	1,643	(1,014)	629	482	1,074	1,556	1,556	831	2,387	3,078	856	3,934
EARNINGS PER SHARE AMOUNTS ("E.P.S") ATTRIBUTABLE TC POWERSECURE INTERNATIONAL, INC. SHAREHOLDERS:															
Continuing Operations															
Basic	(0.03)			0.09			0.03			0.08			0.16		
Diluted	(0.03)			0.09			0.03			0.08			0.16		
Discontinued Operations															
Basic	0.00			0.00			0.00			0.00			0.00		
Diluted	0.00			0.00			0.00			0.00			0.00		
Net Income															
Basic	(0.03)	(0.00)	(0.03)	0.09	(0.05)	0.03	0.03	0.06	0.08	0.08	0.05	0.13	0.16	0.05	0.21
Diluted	(0.03)	(0.00)	(0.03)	0.09	(0.05)	0.03	0.03	0.06	0.08	0.08	0.04	0.13	0.16	0.05	0.21
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING															
Basic	18,902			18,846			18,676			18,306			18,681		
Diluted	18,902			18,941			18,793			18,487			18,818

Non-GAAP Financial Measures

PowerSecure International, Inc.
Consolidated Statements of Operations (unaudited)
Supplemental Financial Information Issued for 2010-2011 Quarterly and Full Year Periods with Southern Flow and PowerPackages as Discontinued Operation
Non-GAAP Pro-forma Measures Excluding WaterSecure, PowerPackages, and Southern Flow Results
($000's except per share data, some rounding throughout)

	Three Months Ended														
	GAAP March 31, 2011	WaterSecure, Southern Flow, PowerPackages	Non-GAAP March 31, 2011	GAAP June 30, 2011	WaterSecure, Southern Flow, PowerPackages	Non-GAAP June 30, 2011	GAAP Sept 30, 2011	WaterSecure, Southern Flow, PowerPackages	Non-GAAP Sept 30, 2011	GAAP Dec 31, 2011	WaterSecure, Southern Flow, PowerPackages	Non-GAAP Dec 31, 2011	GAAP Year Ended Dec 31, 2011	WaterSecure, Southern Flow, PowerPackages	Non-GAAP Year Ended Dec 31, 2011
Revenue	23,655			30,086			36,585			39,689			130,015		
Cost of sales	15,926			20,780			25,372			27,243			89,321		
Gross Profit	7,729			9,306			11,213			12,446			40,694		
Operating expenses															
General and administrative	7,681			7,952			8,714			9,305			33,652		
Selling, marketing, and service	1,154			1,214			1,197			1,086			4,651		
Depreciation and amortization	773			802			857			991			3,423		
Total operating expenses	9,608			9,968			10,768			11,382			41,726		
Operating income (loss)	(1,879)	0	(1,879)	(662)	0	(662)	445	0	445	1,064	0	1,064	(1,032)	0	(1,032)
Other income (expense)															
Gain on sale of unconsolidated affiliate	0			21,786			44			43			21,873		
Equity income	1,011			548			0			0			1,559		
Management fees	168			114			0			0			282		
Interest income and other income	20			22			31			25			98		
Interest expense	(142)			(144)			(168)			(121)			(575)		
Income (loss) before income taxes	(822)	(1,179)	(2,001)	21,664	(22,448)	(784)	352	(44)	308	1,011	(43)	968	22,205	(23,714)	(1,509)
Income tax benefit (provision)	(47)	166	119	(3,183)	3,168	(15)	453	6	459	(357)	6	(351)	(3,134)	3,347	213
Net income (loss) from continuing operations	(869)	(1,013)	(1,882)	18,481	(19,280)	(799)	805	(38)	767	654	(37)	617	19,071	(20,367)	(1,296)
Discontinued operations - income from operations (net of tax)	(215)	215	0	(1,388)	1,388	0	(63)	63	0	165	(165)	0	(1,501)	1,501	0
Discontinued operations - gain on sale (net of tax)	5,636	(5,636)	0	0	0	0	0	0	0	(2)	2	0	5,634	(5,634)	0
Net income (loss)	4,552	(6,434)	(1,882)	17,093	(17,892)	(799)	742	26	767	817	(200)	617	23,204	(24,500)	(1,296)
Net loss (income) attributable to noncontrolling interest	184		184	159		159	230		230	273		273	846		846
Net income (loss) attributable to PowerSecure International, Inc.	4,736	(6,434)	(1,698)	17,252	(17,892)	(640)	972	25	997	1,090	(200)	890	24,050	(24,500)	(450)
Summary of Amounts Attributable to PowerSecure International, Inc. shareholders															
Income from continuing operations (net of tax)	(685)	(1,013)	(1,698)	18,640	(19,280)	(640)	1,035	(38)	997	927	(37)	890	19,917	(20,367)	(450)
Income from discontinued operations (net of tax)	5,421	(5,421)	0	(1,388)	1,388	0	(63)	63	0	163	(163)	0	4,133	(4,133)	0
Net income (loss) attributable to PowerSecure International, Inc.	4,736	(6,434)	(1,698)	17,252	(17,892)	(640)	972	25	997	1,090	(200)	890	24,050	(24,500)	(450)
EARNINGS PER SHARE AMOUNTS ("E.P.S") ATTRIBUTABLE TO POWERSECURE INTERNATIONAL, INC. SHAREHOLDERS:															
Continuing Operations															
Basic	(0.04)			0.99			0.05			0.05			1.05		
Diluted	(0.04)			0.97			0.05			0.05			1.04		
Discontinued Operations															
Basic	0.29			(0.07)			(0.00)			0.01			0.22		
Diluted	0.29			(0.07)			(0.00)			0.01			0.22		
Net Income															
Basic	0.25	(0.34)	(0.09)	0.91	(0.95)	(0.03)	0.05	0.00	0.05	0.06	(0.01)	0.05	1.27	(1.29)	(0.02)
Diluted	0.25	(0.34)	(0.09)	0.90	(0.93)	(0.03)	0.05	0.00	0.05	0.06	(0.01)	0.05	1.26	(1.28)	(0.02)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING															
Basic	18,719			18,857			18,966			18,963			18,877		
Diluted	18,719			19,146			19,163			19,216			19,139

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